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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2004
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                             RURBAN FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


           Ohio                       0-13507                    34-1395608
           ----                       -------                    ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation or                                      Identification No.)
     organization)



                    401 Clinton Street Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
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              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)
         -------------------------------------------------------------



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers
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                  On July 21, 2004, the Board of Directors of Rurban Financial
Corp. (the "Company") appointed Rita Kissner to the Board of Directors of the Company to fill the vacancy created by the resignation of a director on December 1, 2003 (as reported in the Company's proxy statement for its annual meeting of shareholders on April 26, 2004). On the same date, the Board of Directors of the Company's subsidiary, The State Bank and Trust Company (the "Bank"), appointed Ms. Kissner to the Board of Directors of the Bank to fill a vacancy created when the Board of Directors of the Bank increased the number of directors to 15 at its meeting in April 2004. The appointment of Ms. Kissner to the Board of Directors of the Company and the Board of Directors of the Bank was expressly conditioned on the receipt of required regulatory approval. On September 14, 2004, the Company received a notice from the Federal Reserve Board stating that it did not object to Ms. Kissner's appointment as a director. Therefore, Ms. Kissner joined the Board of Directors of the Company and the Board of Directors of Bank effective with the Board meetings held on September 15, 2004.

                  There was no arrangement or understanding pursuant to which Ms. Kissner was appointed as a director. There are no transactions between the Company and Ms. Kissner requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933. Ms. Kissner has not been appointed to any committees of the Board of Directors of the Company or the Bank at this time.

                  The Company issued a press release on September 14, 2004 announcing Ms. Kissner's appointment to the Board of Directors of the Company and the Bank. A copy of the press release is attached as Exhibit 99 and incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

   (a)      Not applicable

   (b)      Not applicable

   (c)      Exhibits

            Exhibit No.       Description

            99 Press release dated September 14, 2004 announcing the appointment of Rita Kissner to the Board of Directors of the Company and the Bank




   [Remainder of page intentionally left blank; signature on following page.]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RURBAN FINANCIAL CORP.


Dated:  September 16, 2004                  By: /s/ James E. Adams
                                            --------------------------------
                                                James E. Adams
                                                Executive Vice President and
                                                Chief Financial Officer




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